UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 11, 2013

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

In connection with the lawsuit captioned Första AP-fonden v. News Corporation, et al., on January 11, 2013, News Corporation (the “Company”) commenced a mailing of the Notice of Pendency of Class Action, Proposed Settlement of Class Action, Settlement Hearing, and Right to Appear (the “Notice”) to holders of the Company’s Class B common stock, par value $0.01 per share, in accordance with the Scheduling Order dated December 10, 2012 (the “Scheduling Order”). The Scheduling Order also requires that the Company cause a copy of the Notice to be filed with the U.S. Securities and Exchange Commission. A copy of the Notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Notice of Pendency of Class Action, Proposed Settlement of Class Action, Settlement Hearing, and Right to Appear.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Janet Nova
Janet Nova
Senior Vice President and Deputy General Counsel

Dated: January 11, 2013

Exhibit Index

Exhibit No.	Description

99.1	Notice of Pendency of Class Action, Proposed Settlement of Class Action, Settlement Hearing, and Right to Appear.